UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2016

CIRQUE ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-52438	65-0855736
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 West Wackerly Street
Midland, Michigan	48640-4701
(Address of principal executive offices)	(Zip Code)

(989) 266-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS.

David W. Morgan, the Vice President, Chief Financial Officer and Treasurer of Cirque Energy, Inc. (the “Company”) announced his resignation from the Company effective March 31, 2016.

The information contained in this Current Report on Form 8-K furnished pursuant to Item 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRQUE ENERGY, INC.

Date: March 2, 2016	By:	/s/ David W. Morgan
David W. Morgan
Chief Financial Officer